Exhibit 10(v)

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 28, 2008, by and among the following: (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the “Company”); (ii) the Subsidiary Guarantors, as defined in the Credit Agreement referred to below; (iii) the Lenders, as defined in the Credit Agreement, signatory hereto; and (iv) NATIONAL CITY BANK, as Global Agent, as defined in the Credit Agreement.

RECITALS:

A. The Company has entered into the Credit Agreement, dated as of April 4, 2006 (as amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), with the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto (herein, together with their respective successors and assigns, collectively, the “Lenders”), National City Bank, as the Global Agent, joint lead arranger, joint bookrunner, Swing Line Lender and LC Issuer, UBS Securities LLC, as joint lead arranger, joint bookrunner and Syndication Agent, and KeyBank National Association, JPMorgan Chase Bank, N.A., and LaSalle Bank National Association, as Co-Documentation Agents.

B. The Company has requested the Global Agent and the Term Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.

C. The Global Agent and the Lenders signatory hereto are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Amendments.

2.1 Amendment to Term Loan Availability Period. The definition of “Term Loan Availability Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Term Loan Availability Period” means the period from the Closing Date until April 3, 2009.

2.2 Section 2.16(b) of the Credit Agreement is hereby amended and restated as follows:

(b) Scheduled Repayments of Term Loans. The principal amount of the Term Loans outstanding shall be payable by the Company in equal quarterly installments each in an amount equal to 0.25% times the aggregate principal amount of all Term Loans outstanding on April 3, 2009, commencing on June 30, 2009 and continuing on the last day of each September, December, March and June thereafter, provided that the payment due on the Term Loan Maturity Date shall in any event be in the amount of the entire remaining principal amount of the outstanding Term Loans (each such repayment, as the same may be reduced by reason of the application of prepayments pursuant to Section 2.16(c), a “Scheduled Repayment”).

Section 3. Reallocation; Amendment to Schedule 1.

3.1 Reallocation. Concurrently herewith the Term Lenders have agreed to reallocate their respective Term Commitments such that the Term Commitments from and after the date hereof shall be as set forth on Schedule 1 to the Credit Agreement as amended and attached to this Amendment as Schedule 1, and the Company and the Subsidiary Guarantors hereby consent to such reallocation.

3.2 Amendment to Schedule 1. In connection with the above referenced reallocation of Term Commitments, and after giving effect thereto, Schedule 1 to the Credit Agreement is hereby replaced with Schedule 1 attached hereto.

Section 4. Effectiveness. The amendments and reallocation set forth above shall become effective as of the date hereof, if on or before the date hereof, the following conditions precedent have been satisfied:

(a) this Amendment shall have been executed by the Company, the Subsidiary Guarantors, the Term Lenders and the Global Agent, and counterparts hereof as so executed shall have been delivered to the Global Agent;

(b) the Company shall have executed and delivered to the Global Agent and the Term Lenders such replacement or additional Term Notes as shall be required by the Global Agent to evidence the Term Commitment allocations set forth on Schedule 1 hereto; and

(c) the Company shall have executed and delivered to the Global Agent such other agreements, instruments and other documents as the Global Agent may reasonably request.

Upon the satisfaction of the foregoing condition precedent, this Amendment shall be binding upon and inure to the benefit of the Company, each Lender and the Global Agent and their respective permitted successors and assigns. After this Amendment becomes effective, the Global Agent shall furnish a copy of this Amendment to each Lender and the Company.

Section 5. Miscellaneous.

5.1 Representations and Warranties.

(a) Each Credit Party, by signing below, hereby represents and warrants to the Global Agent and the Lenders that:

(i) such Credit Party has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Credit Party have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the Organizational Documents of such Credit Party or any law applicable to such Credit Party or

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result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v) upon the execution and delivery of this Amendment by such Credit Party, this Amendment shall constitute a valid and binding obligation of such Credit Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) The Company, by signing below, hereby represents and warrants to the Global Agent and the Lenders that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

5.2 Waiver of Claims. Each Credit Party hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Credit Party is aware arising out of or relating to the Credit Agreement and/or the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.3 Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Global Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Global Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Global Agent, the Collateral Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

5.4 Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE

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STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

5.8 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

AMERICAN GREETINGS CORPORATION

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Treasurer

AGC, LLC
A.G. INDUSTRIES, INC.
AG INTERACTIVE, INC.
AGP KIDS, INC.
CARLTON CARDS RETAIL, INC.
CLOUDCO, INC.
CREATACARD, INC.
CREATACARD INTERNATIONAL LEASING, INC.
CUSTOM HOLDINGS, INC.
JOHN SANDS (AUSTRALIA) LTD.
JOHN SANDS (N.Z.) LTD.
JOHN SANDS HOLDING CORP.
PLUS MARK, INC.
QUALITY GREETING CARD DISTRIBUTING COMPANY, INC.
THOSE CHARACTERS FROM CLEVELAND, INC.

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Treasurer of each of the foregoing

AGCM, INC.
AG.COM, INC.
EGREETINGS NETWORK, INC.
MIDIRINGTONES, LLC
PHOTOWORKS, INC.

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Assistant Treasurer of each of the foregoing

A.G.C. INVESTMENTS, INC.
A.G. EUROPE, INC.
A.G. (UK), INC.
AGC HOLDINGS, LLC
MEMPHIS PROPERTY CORPORATION

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Vice President and Treasurer of each of the foregoing

NATIONAL CITY BANK,
as the Global Agent, the Collateral Agent, the Swing Line Lender, a LC Issuer, and a Lender

By:	/s/ Robert S. Coleman
Name:	Robert S. Coleman
Title:	Senior Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	U.S. Bank N.A.

	By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	P B Capital Corporation

	By:	/s/ Ronni J. Leopold
	Name:	Ronni J. Leopold
	Title:	Vice President

Name of Institution:	P B Capital Corporation

	By:	/s/ Jeffrey N. Frost
	Name:	Jeffrey N. Frost
	Title:	Managing Director

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	PNC Bank, National Association

	By:	/s/ Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Fifth Third Bank

	By:	/s/ Roy C. Lanctot
	Name:	Roy C. Lanctot
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

	By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Erste Bank

	By:	/s/ Paul Judicke
	Name:	Paul Judicke
	Title:	Executive Director

Name of Institution:	Erste Bank

	By:	/s/ Bryan J. Lynch
	Name:	Bryan J. Lynch
	Title:	Managing Director

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	HSBC Bank USA, National Association

	By:	/s/ Robert J. McArdle
	Name:	Robert J. McArdle
	Title:	First Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LightPoint CLO 2004-1, Ltd.

	By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Senior Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Governor and Company of the Bank of Ireland

	By:	/s/ Jennifer Lyons
	Name:	Jennifer Lyons
	Title:	Authorized Signatory

Name of Institution:	The Governor and Company of the Bank of Ireland

	By:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Authorized Signatory

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of New York

	By:	/s/ Mark F. Johnston
	Name:	Mark F. Johnston
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Northern Trust Company

	By:	/s/ Jeffrey P. Sullivan
	Name:	Jeffrey P. Sullivan
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Sumitomo Trust and Banking Co., Ltd. New York Branch

	By:	/s/ Elizabeth Quirk
	Name:	Elizabeth Quirk
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	BAYERISCHE HYPO-UND VEREINSBANK AG New York Branch

	By:	/s/ Ken Hamilton
	Name:	Ken Hamilton
	Title:	Director

Name of Institution:	BAYERISCHE HYPO-UND VEREINSBANK AG New York Branch

	By:	/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Eaton Vance Management As Investment Advisor

	By:	/s/ Scott M. Page
	Name:	Scott M. Page
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Grayson & Co.

	By:	Boston Management and Research As Investment Advisor

	By:	/s/ Scott M. Page
	Name:	Scott M. Page
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Mizuho Corporate Bank Ltd.

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	DZ BANK AG Deutsche Zentral-Genossenschaftsbank New York Branch

	By:	/s/ Anja Baeuerle
	Name:	Anja Baeuerle
	Title:	Vice President

Name of Institution:	DZ BANK AG Deutsche Zentral-Genossenschaftsbank New York Branch

	By:	/s/ Paul Fitzpatrick
	Name:	Paul Fitzpatrick
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Scotiabank Inc.

	By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Capital One Leverage Finance Corp.

	By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	KeyBank National Association

	By:	/s/ Marianne T. Meil
	Name:	Marianne T. Meil
	Title:	Senior Vice President

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	BlackRock Floating Rate Income Strategies Fund, Inc.

	By:	/s/
	Name:	[Signature illegible]
Title:

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	State Bank of India, Los Angeles Agency

	By:	/s/ K.S.S. Naidu
	Name:	K.S.S. Naidu
	Title:	Vice President (Credit)

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LaSalle Bank National Association

	By:	/s/ Beth A. Henry
	Name:	Beth A. Henry
	Title:	Commercial Banking Officer

Signature Page

to

Amendment No. 4 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	National City Bank, Canada Branch

	By:	/s/ Bill Hines
	Name:	Bill Hines
	Title:	Senior Vice President & Principal Officer